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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Microlog Corporation
                    -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

         -------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

     (5) Total fee paid:

         -------------------------------------------------------------------

[ ]  Fee paid previously with preliminary proxy materials.

         -------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

         -------------------------------------------------------------------

     (3) Filing Party:

         -------------------------------------------------------------------

     (4) Date Filed:

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
[GRAPHIC OMITTED]

                                                                 July 30, 1999

Dear Shareholder:

          You  are   cordially   invited  to  attend  the  Special   Meeting  of
Shareholders of Microlog Corporation (the "Company") to be held on September 9, 1999, at 10:00 a.m., at 20270 Goldenrod Lane, Germantown, Maryland 20876.

         The matters to be acted upon at the Special Meeting, principally an investment in the Company which would bring us much needed capital, as well as other important information, are described in the accompanying Notice of Special Meeting and Proxy Statement which you are urged to review carefully.

         Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to vote, sign, date, and return the enclosed proxy form as soon as possible, even if you plan to attend the Special Meeting. Signing this proxy will not prevent you from voting in person should you be able to attend the Special Meeting. Signing the proxy will assure that your vote is counted if, for any reason, you are unable to attend.

         We hope that you can attend the Special Meeting. Your interest and support in the affairs of Microlog Corporation are appreciated.

                                                  Sincerely yours,

                                                  /s/ Stephen D. Smith

                                                  Stephen D. Smith
                                                  President and
                                                  Chief Executive Officer

                              MICROLOG CORPORATION

                              20270 Goldenrod Lane
                            Germantown, MD 20876-4070
                                 (301) 428-9100

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 1999

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Microlog Corporation (the "Company") will be held on September 9, 1999, at 10:00 a.m., local time, at 20270 Goldenrod Lane, Germantown, Maryland 20876, for the following purposes:

         (1) to consider and vote upon a proposal to approve the issuance and sale of 1,812,104 shares of Common Stock of the Company to TFX Equities Incorporated for $1.50 per share; and

         (2) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         Pursuant to the By-Laws of the Company, the Board of Directors has fixed July 28, 1999 as the record date for the Special Meeting with respect to this solicitation. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

         In the event there are not sufficient votes to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                         By Order of the Board of Directors,

                                         /s/ Stephen D. Smith

                                         Stephen D. Smith
                                         President and Chief Executive Officer

Germantown, Maryland
July 30, 1999

PLEASE FILL OUT, DATE, AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL
MEETING. YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY AT THE SPECIAL MEETING.

                              MICROLOG CORPORATION

                              20270 GOLDENROD LANE
                            GERMANTOWN, MD 20876-4070
                                 (301) 428-9100

                   ------------------------------------------
                                 PROXY STATEMENT
                   ------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 9, 1999

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Microlog Corporation, a Virginia corporation (the "Company"), for use at the Special Meeting of Shareholders to be held on September 9, 1999 at 10:00 a.m., local time, at 20270 Goldenrod Lane, Germantown, Maryland 20876 and at any adjournments or postponements thereof (the "Special Meeting").

         The Special Meeting is being called for the following purposes:

         (1) to consider and vote upon a proposal to approve the issuance and sale of 1,812,104 shares (the "Additional Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company to TFX Equities Incorporated ("TFX") for $1.50 per share; and

         (2) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


         This Proxy Statement and the accompanying notice of the Special Meeting and proxy form will first be sent or given to shareholders on or about August 4, 1999.

         Record holders of the Common Stock at the close of business on July 28, 1999, the record date, are entitled to notice of, and to vote at, the Special Meeting. As of July 15, 1999, there were outstanding 5,150,723 shares of Common Stock. Each shareholder will be entitled to one vote for each share of Common Stock held at the close of business on the record date. At the Special Meeting, votes will be counted by written ballot. Only business described in the notice accompanying this proxy statement may be conducted at the Special Meeting.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business. The issuance and sale of the Additional Shares to TFX requires the approval of the holders of a majority of the votes present and entitled to vote thereon at the Special Meeting. However, under special rules of the Nasdaq Stock Market, the Company will not count any votes cast by TFX with respect to the proposed issuance and sale of the Additional Shares to TFX.

         In order to approve the transaction of any other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, the votes cast at the Special Meeting approving the action must exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law. Abstentions and broker non-votes will not be counted as either approving or opposing the action.

         The shares of Common Stock represented by valid proxies received by the Company in time for the Special Meeting will be voted as specified in such proxies. Executed but unmarked proxies will be voted FOR the issuance and sale of the Additional Shares to TFX.

         If any other matters properly come before the Special Meeting, the persons named as proxies will, unless the shareholder otherwise specifies in the proxy, vote upon such matters as determined by a majority of the Board of Directors.

         Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Special Meeting and voting in person or by delivering to the Secretary of the Company at the Company's principal executive office, 20270 Goldenrod Lane, Germantown, MD 20876-4070, a written notice of revocation or duly executed proxy bearing a later date.

         The cost of soliciting proxies will be borne by the Company. The Company has engaged Morrow & Co., Inc. to assist in the distribution of proxy materials and solicitation of votes for a fee of approximately $6,000.00 plus out-of-pocket expenses. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, or telegraph by officers, directors, and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation materials to the beneficial owners of such shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in connection therewith. TFX will bear its own expenses in connection with the issuance and sale of the Additional Shares.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of July 15, 1999 with respect to the ownership of shares of Common Stock by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers of the Company, and (iv) all directors and executive officers of the Company as a group. The information is based on the most recent filings with the SEC by such persons or upon information provided by such persons to the Company. Unless otherwise indicated, the persons shown in the table are believed to have sole voting and investment power with respect to the entire number of shares reported.

NAME AND ADDRESS OF                NUMBER OF SHARES           PERCENTAGE OF
BENEFICIAL OWNER (1)               BENEFICIALLY OWNED         OWNERSHIP (2)
--------------------               ------------------         -------------

TFX Equities Incorporated                854,563                  16.6%
1787 Sentry Parkway West
Building 16, Suite 220
Blue Bell, PA 19422

Hathaway & Associates, Ltd               373,000                   7.2%
119 Rowayton Avenue
Rowayton, Connecticut 06853

Joe J. Lynn                              310,000                   6.0%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Steven R. Delmar                         116,300 (3)               2.2%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Deborah M. Grove                          57,711 (4)               1.1%
20270 Goldenrod Lane
Germantown, MD  20876-4070

David M. Gische                           46,000 (5)                  *
20270 Goldenrod Lane
Germantown, MD  20876-4070

Robert E. Gray, Jr.                       33,520 (6)                  *
20270 Goldenrod Lane
Germantown, MD  20876-4070

David B. Levi                             57,000 (7)               1.1%
20270 Goldenrod Lane
Germantown, MD  20876-4070

John C. Mears                             53,000 (8)               1.0%
20270 Goldenrod Lane
Germantown, MD  20876-4070

John Sickler                             854,563 (9)               16.6%
1787 Sentry Parkway West
Building 16, Suite 220
Blue Bell, PA 19422

Stephen D. Smith                               0 (10)                 *
20270 Goldenrod Lane

Germantown, MD  20876-4070

All executive officers and director
as a group (9 persons)                  1,528,094 (9)(11)         29.7%
------

*      Less than 1% of the shares outstanding.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the Rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

(2) For the purpose of computing the percentage of ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights, or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person but are not deemed outstanding in determining the percentage owned by any other person.

(3) Includes 63,000 shares that may be acquired by Mr. Delmar within 60 days of the record date upon the exercise of stock options and approximately 24,300 shares in a 401k Plan. Does not include 10,000 shares that may be acquired by Mr. Delmar more than 60 days after the record date upon the exercise of stock options.

(4) Includes 25,000 shares that may be acquired by Ms. Grove within 60 days of the record date upon the exercise of stock options. Does not include 28,000 shares that may be acquired by Ms. Grove more than 60 days after the record date upon the exercise of stock options.

(5) Includes 33,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options. Includes 3,000 shares held by Mr. Gische's spouse. Mr. Gische disclaims beneficial ownership of such shares. Does not include 3,000 shares that may be acquired by Mr. Gische more than 60 days after record date upon the exercise of stock options.

(6) Includes 23,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options that have been granted. Includes 6,500 shares held by Mr. Gray's spouse. Mr. Gray disclaims beneficial ownership of such shares. Does not include 3,000 shares that may be acquired by Mr. Gray more than 60 days after record date upon the exercise of stock options.

(7) Includes 57,000 shares that may be acquired by Mr. Levi within 60 days after the record date upon the exercise of stock options. Does not include 6,000 shares that may be acquired by Mr. Levi more than 60 days after the record date upon the exercise of stock options.

(8) Includes 25,000 shares that may be acquired by Mr. Mears within 60 days of the record date upon the exercise of stock options and approximately 28,000 shares in a 401k Plan. Does not include 58,000 shares that may be acquired by Mr. Mears more than 60 days after the record date upon the exercise of stock options.

(9) Mr. Sickler was elected as a director of the Company in connection with the purchase by TFX Equities Incorporated ("TFX") of 854,563 shares of the Company's Company Stock. See "Approval of the Issuance of the Additional Shares to TFX Equities Incorporated--Background of Transaction with TFX" for a description of this transaction. Mr. Sickler is an officer of TFX and, thus, under the rules and regulations of the SEC, may be deemed to be the beneficial owner of the the shares of Common Stock owned by TFX. Accordingly, those shares are included in the table as beneficially owned by Mr. Sickler and for all directors and executive officers as a group. Mr. Sickler disclaims beneficial ownership of such shares.

(10) Upon being hired as the Company's President and Chief Executive Officer, Mr. Smith was granted an option to purchase 275,000 shares of Common Stock, which shares may be acquired upon exercise of such option more than 60 days after the record date. Information shown above with respect to Mr. Smith's beneficial ownership does not include such shares.

(11) Includes 226,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options. Does not include 383,000 shares that may be acquired more than 60 days after the record date upon the exercise of stock options.

                            MATTERS TO BE CONSIDERED

              APPROVAL OF THE ISSUANCE OF THE ADDITIONAL SHARES TO
                            TFX EQUITIES INCORPORATED
                                (PROPOSAL NO. 1)

OVERVIEW

         At the Special Meeting, holders of the Common Stock will consider and vote upon the proposed sale of the Additional Shares to TFX at a purchase price of $1.50 per share. The sale of the Additional Shares, if approved by the Company's shareholders, will be the second of a two-part investment of $4.0 million in the Common Stock by TFX.

         The $2.7 million of gross proceeds that would be received by the Company in the sale is critical to the continued operations of the Company. Due to increased competition and the declining rate of growth for stand-alone interactive voice response (IVR) systems, the revenues from the Company's voice processing business have declined significantly. Accordingly, the Company has invested significant amounts of time and money to become a premier company in the call center arena and in developing its uniQue family of call center solutions. To become a premier company in the call center arena, the Company's
management  and  the  Board  of  Directors   have  concluded  that
significant investments and additional capital expenditures will be required, and that the TFX investment will provide critical capital resources to the Company during this very important transitional period. The Board of Directors has also determined that the proceeds to the Company from the sale of the Additional Shares to TFX is very important to the Company's future financial stability and, based on these factors, has unanimously approved the issuance of the Shares to TFX and believes that this sale of stock is in the best interests of the Company.

         As part of the transaction, the Company would increase the size of its Board of Directors to seven and TFX would become entitled to nominate an additional director to the Board. The Company has already increased the size of the Board to six and elected one nominee of TFX, John Sickler, to the Company's Board as part of its initial $1.3 million investment.

         This matter is being submitted to the holders of the Common Stock for consideration and vote pursuant to the rules of the Nasdaq Stock Market.


BACKGROUND OF TRANSACTION WITH TFX

         The Company has been seeking additional capital for well over a year to fund its operating losses and the development of its uniQue product. On June 9, 1999, the Company entered into a non-binding letter of intent with TFX in which TFX agreed in principle to invest $4 million in the Company's Common Stock at a purchase price of $1.50 per share. The Company believes the TFX investment will provide much-needed capital and give the Company the support of an important strategic investor.

         TFX is a wholly owned subsidiary of Teleflex Incorporated (NYSE: TFX). Teleflex Incorporated is a diversified industrial company with annual sales of more than $1.4 billion. Teleflex designs, manufactures and sells quality engineered products and services for the automotive, marine, industrial, medical and aerospace markets worldwide. Teleflex has produced 24 consecutive years of increased revenues and earnings based on its diversified portfolio of businesses.

         On July 1, 1999, the Company and TFX executed an Investment Agreement (the "Investment Agreement") and closed the initial sale of 854,563 shares of Common Stock to TFX at $1.50 per share for an aggregate price of approximately $1.3 million. The 854,563 shares represented approximately 19.9% of the total shares of Common Stock issued and outstanding immediately prior to the investment.

         The Investment Agreement also provides for a sale of 1,812,104 Additional Shares to TFX at $1.50 per share for an aggregate of approximately $2.7 million, subject to approval of the sale by the Company's shareholders.


NASDAQ RULES AND SHAREHOLDER APPROVAL

         Under the rules of the Nasdaq Stock Market, including the Nasdaq SmallCap Market where the Common Stock is listed, the Company is required to obtain shareholder approval of any issuance of Common Stock (or a series of related issuances) equal to 20% or more of the Common Stock outstanding before the issuance where the sale price is less than the greater of book or market value (the "Nasdaq 20% Rule"). In addition, shareholder approval is also required by the Nasdaq Stock Market in connection with transactions which are deemed to be a "change in control" under Nasdaq rules. The staff of the Nasdaq Stock Market has advised the Company that an issuance of Common Stock (or a series of related issuances) which would result in a shareholder holding 30% or more of the Common Stock likely would be deemed to be a "change in control" under Nasdaq rules.

         The issuance by the Company of the Additional Shares to TFX, when added to the issuance of the 854,563 shares to TFX on July 1, 1999, would result in an issuance subject to shareholder approval under the Nasdaq 20% Rule. The issuance of the Additional Shares to TFX would result in TFX holding approximately 38.3% of the Common Stock then outstanding. Accordingly, we have called the Special Meeting and delivered to you these proxy materials to request your approval of the issuance of the Additional Shares to TFX. The Company has agreed with TFX that the Company will use its best efforts to obtain shareholder approval of the issuance of the Additional Shares to TFX.

TERMS OF THE INVESTMENT AGREEMENT

         The following is a summary of the material terms of the Investment Agreement, including the proposed sale of the Additional Shares to TFX. This summary is qualified by reference to the full text of the Investment Agreement, which is attached hereto as Exhibit A.

         Sale of Shares to TFX. The Investment Agreement provides for the Company to sell a total of 2,666,667 shares of Common Stock to TFX at $1.50 per share for an aggregate of $4.0 million. The Company sold 854,563 shares to TFX at $1.50 per share for an aggregate of approximately $1.3 million as of July 1, 1999, concurrently with the execution of the Investment Agreement. Upon receipt of shareholder approval of the sale of the Additional Shares to TFX, the Company will hold a second closing, which the Investment Agreement requires to be held on or before September 30, 1999, 90 days after the first closing.

         Two Board Seats for TFX. The Investment Agreement provides that if the entire investment by TFX is concluded, the Company will take all necessary action to increase the size of its Board of Directors to seven and grants TFX the right to nominate two directors to the Board. The Company has already increased the size of the Board to six and elected one nominee of TFX, John Sickler, to the Company's Board as part of its initial $1.3 million investment. Upon completion of the sale of the Additional Shares to TFX, TFX would be entitled to nominate another director to the Company's Board.

         Corporate Transactions Requiring Approval of TFX Directors. The Investment Agreement contains various corporate governance provisions. Under that Agreement, without the approval of at least six of the Company's seven directors (which must include at least one of the TFX nominees), the Company may not do any of the following:

         1. Sell all or any substantial part of its assets other than in the ordinary course of business, or consolidate or merge with any other corporation;

         2. Issue any shares of capital stock, any securities exchangeable for or convertible into any such shares or any right or option to acquire any such shares or securities. This limitation would not apply to shares issuable under the Company's stock option plans, up to 250,000 shares in connection with the proposed sale of the Company's European operations to Comsys International, B.V., and issuances in the ordinary course of the Company's business;

         3. Guarantee the indebtedness of another person or entity;

         4. Pay any dividend or other distribution in respect of any shares of its capital stock or redeem, purchase or acquire any shares;

         5. Amend its Articles of Incorporation or Bylaws; or

         6. Change the number of persons constituting the entire Board of Directors from seven.

These "supermajority" approval requirements would be in effect from completion of the second TFX investment until TFX (or certain of its successors or assigns) ceases to own 15% or more of the issued and outstanding shares of the Company's Common Stock.

         Registration of TFX Shares. The Investment Agreement requires the Company, at its expense, to register the shares issued to TFX under the Securities Act of 1933, as amended, for resale by TFX on a Form S-3 Registration Statement and to keep the registration statement current and effective until all of the shares are sold. The Company presently is not eligible to use Form S-3, and will not become eligible to use Form S-3 until at least April 2000. TFX also has the right, subject to certain exceptions and limitations, to have the Company register TFX's shares if the Company proposes to register any shares of Common Stock under the Securities Act.

         Other Provisions. The Investment Agreement also contains certain other representations, warranties, agreements and indemnification obligations of the Company, including the Company's obligation to indemnify TFX with respect to any misrepresentation, breach of warranty or non-fulfillment of any covenant contained in the Investment Agreement or other document delivered in connection with the Investment Agreement.


CONSEQUENCES IF SHAREHOLDER APPROVAL IS NOT OBTAINED

         The Investment Agreement and Nasdaq rules require the Company to obtain shareholder approval for the sale of the Additional Shares to TFX. If approval is not obtained, the Company would have to restructure its deal with TFX, obtain a waiver from TFX or abandon the sale of the Additional Shares. If the Company proceeded with the sale of the Additional Shares to TFX without obtaining shareholder approval, its Common Stock likely would be delisted from the Nasdaq Stock Market.

         Due to increased competition and the declining rate of growth for stand-alone interactive voice response (IVR) systems, the revenues from the Company's voice processing business have declined significantly. Accordingly, the Company has invested significant amounts of time and money to become a premier company in the call center arena and in developing its uniQue family of call center solutions. To become a premier company in the call center arena, the Company's management and the Board of Directors has concluded that significant investments and additional capital expenditures will be required, and that the TFX investment will provide critical capital resources to the Company during this very important transitional period. The Board of Directors further believes that it is critical to the Company's future to complete the sale of the Additional Shares to TFX and bring the resulting additional capital into the Company. Accordingly, the Board urges all shareholders to vote in favor of the transaction. If shareholder approval is not received, the Board will consider what actions to take at that time to try to preserve some portion of its proposed transaction with TFX.


USE OF PROCEEDS

         The aggregate gross proceeds to the Company for the issuance of the 1,812,104 Additional Shares to TFX at $1.50 per share is approximately $2.7 million. These proceeds, and the approximately $1.3 million already received by the Company from the initial sale of shares to TFX, will be used for working capital and general corporate purposes, including the funding of the uniQue product development and other programs to develop and advance the Company's products and technology, and its call center business, the payment of obligations to the Company's vendors and other third parties, and the payment of salaries to the Company's officers and employees, and other operating expenses.


EFFECTS OF THE ISSUANCE OF THE ADDITIONAL SHARES

         Dilution. The net tangible book value of the Company at April 30, 1999 was approximately $0.1 million, or $0.03 per share of Common Stock. Net tangible book value represents the amount of total tangible assets of the Company reduced by the amount of its total liabilities, divided by the total number of shares of Common Stock outstanding. After giving effect to the issuance and sale by the Company of the 2,666,667 shares to TFX pursuant to the Investment Agreement, and after deducting estimated expenses incurred in connection with the issuance of such Shares, the net tangible book value of the Company as of April 30, 1999 would have been approximately $4.1 million, or $0.58 per share of Common Stock. This represents an increase in net tangible book value of $0.55 per share to existing shareholders.

         Corporate Governance. As discussed above under the caption "Terms of the Investment Agreement," the Investment Agreement contains various corporate governance provisions. Under the Investment Agreement, without the approval of at least six of the Company's seven directors

(which must include at least one of the TFX nominees), the Company may not sell any substantial part of its assets other than in the ordinary course of business, consolidate or merge, issue any shares of capital stock, convertible securities or right or option to acquire securities of the Company (subject to certain exceptions described above), guarantee debt, pay any dividend or redeem any capital stock, amend its Articles of Incorporation or Bylaws or change the number of directors. These "supermajority" approval requirements would be in effect from completion of the sale of the Additional Shares to TFX until TFX (or certain of its successors or assigns) ceases to own 15% or more of the issued and outstanding shares of the Company's Common Stock.


INTERESTS OF CERTAIN PERSONS

         Prior to the issuance of the shares of Common Stock to TFX on July 1, 1999, none of TFX or any of its affiliates was a director, executive officer or 5% or greater shareholder of the Company or any affiliate of the Company. After the issuance of 854,563 shares to TFX on July 1, 1999, TFX became the holder of approximately 19.9% of the issued and outstanding shares of Common Stock and John Sickler, an officer of TFX, was elected to the Company's Board of Directors. Under special rules of the Nasdaq Stock Market, the Company will not count any votes cast by TFX with respect to the proposed issuance and sale of the Additional Shares to TFX.


VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The proposal requires the approval of a majority of the votes cast, either in person or by proxy, at the Special Meeting by holders of the Common Stock. Under special rules of the Nasdaq Stock Market, the Company will not count any votes cast by TFX with respect to the proposed issuance and sale of the Additional Shares to TFX.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ISSUE THE ADDITIONAL SHARES TO TFX.


                                  OTHER MATTERS

         The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Special Meeting other than those specifically referred to herein. If, however, any other matters should properly come before the Special Meeting, it is the intention of the person named in the enclosed proxy to vote the shares represented thereby in accordance with the determination of a majority of the Board of Directors.

         The Board of Directors of the Company urges each shareholder, whether or not he or she intends to be present at the Special Meeting, to complete, sign, and return the enclosed proxy as promptly as possible.

                                          By Order of the Board of  Directors

                                          /s/ Stephen D. Smith

                                          Stephen  D. Smith
                                          President and Chief Executive Officer

Dated:  July 30, 1999

REVOCABLE PROXY

                              MICROLOG CORPORATION

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder hereby appoints Stephen Smith or Steven R. Delmar, or either of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned at the Special Meeting of Shareholders of the Company to be held at 20270 Goldenrod Lane, Germantown, Maryland 20876, on September 9, 1999, at 10:00 a.m., local time, and at any adjournments or postponements thereof, in respect of all shares of the Common Stock of the Company which the undersigned may be entitled to vote, on the following matters:

1. Proposed issuance of 1,812,104 shares of Common Stock to TFX Equities Incorporated for $1.50 per share:

         |_|   FOR            |_|   AGAINST              |_|   ABSTAIN

2. In their discretion, on any other matters that may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of the Board of Directors.

             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)

         This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. However, if no direction is given, this proxy will be voted FOR the proposed issuance of 1,812,104 shares of Common Stock to TFX Equities Incorporated for $1.50 per share.

         The undersigned hereby acknowledges prior receipt of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated July 30, 1999, including the attachments thereto, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy, or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

         If you receive more than one proxy form, please sign and return all cards in the accompanying envelope.

|_| I PLAN TO ATTEND THE SEPTEMBER 9, 1999
    SPECIAL SHAREHOLDERS MEETING              Date: _____________________, 1999.
                                                 Signature of Shareholder(s)
                                                or Authorized Representative(s)

                                              Please  date and sign  exactly  as
                                              name    appears    hereon.    Each
                                              executor, administrator,  trustee,
                                              guardian,  attorney-in-fact,   and
                                              other  fiduciary  should  sign and
                                              indicate his or her full title. In
                                              the case of stock ownership in the
                                              name of two or more persons,  BOTH
                                              PERSONS SHOULD SIGN.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                                                                       EXHIBIT A

         THIS IS AN INVESTMENT AGREEMENT (this "Agreement"), dated as of July 1, 1999, between MICROLOG CORPORATION, a Virginia corporation ("MICROLOG"), and TFX EQUITIES INCORPORATED, a Delaware corporation ("TFX").

         The parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE 1

                                    Financing

         1.1 Purchase of Common Stock. Subject to the terms and conditions hereof, at the Closings (defined in Article 3) MICROLOG will issue and TFX will purchase 2,666,667 shares of MICROLOG common stock, par value $.01 per share ("Common Stock"), at the aggregate price of $4,000,000.

         1.2 First and Second Closings. Subject to the terms and conditions hereof, such transaction will be consummated at two Closings. At the First
Closing (defined in Section 2.2), MICROLOG will issue and TFX will purchase 854,563 shares of MICROLOG common stock valued at $1.50 per share for payment of the sum of $1,281,844. At the Second Closing (defined in Section 2.3), MICROLOG will issue and TFX will purchase 1,812,104 shares of MICROLOG common stock valued at $1.50 per share for payment of the sum of $2,718,156. The purchase price will be paid by interbank wire transfer of immediately available funds.

                                    ARTICLE 2

                                    Closings

         2.1  Place  of  Closing.   Each  closing  hereunder  (a  "Closing"  and
collectively the "Closings") will be held at the offices of TFX, 1787 Sentry Parkway West, Building 16, Suite 220, Blue Bell, Pennsylvania 19422.

         2.2 The First Closing. The First Closing hereunder will be held on the date of this Agreement at 10:00 am.

         2.3 The Second Closing. The Second Closing hereunder will be held after approval by MICROLOG's shareholders of the issuance of the 1,812,104 shares of MICROLOG Common Stock to be issued and sold at the Second Closing and not later than ninety (90) days after the date of the First Closing on such date as MICROLOG shall specify by notice to TFX at least fifteen (15) days prior to the date fixed for such Closing.

                                    ARTICLE 3

         Conduct of Business and Affairs by MICROLOG Pending the Second Closing

         From and after the date hereof to and including the Second Closing date, except as TFX may otherwise agree in writing, MICROLOG will:

         3.1 Ordinary Course. Except with respect to the proposed sale by MICROLOG of its European operations to Comsys International, B.V., conduct its business only in the ordinary course, consistent with past practices and policies, and not make any material change in the nature or character of or the manner of conducting the business conducted by it.

         3.2 Default. Not do or omit to do any act nor permit any event to occur or condition to exist which will result in or cause a breach of any material contract, lease or other commitment, the breach of which would have a material adverse effect on the business, condition or prospects of MICROLOG.

                                    ARTICLE 4

         Conditions Precedent to the Obligations of TFX to Complete Closings

         4.1  Conditions  of Closing.  The  obligations  of TFX to complete  the transactions provided herein to be completed at either of the Closings are subject to the fulfillment prior to or at such Closing of the following conditions (any of which may, at its option, be waived by TFX) and the obligation of MICROLOG to complete the transactions provided herein to be completed at the Second Closing are subject to MICROLOG obtaining its shareholders' approval in the manner and as described in Section 4.1.2.1:

              4.1.1 Opinion  of   Counsel  for  MICROLOG.   MICROLOG  shall have
delivered to TFX an opinion of its counsel, Hogan and Hartson, dated the Closing date, in the form attached hereto as Exhibit 4.1.1.

              4.1.2 Conditions of the Second Closing. The obligations of TFX and
MICROLOG to complete the Second Closing  contemplated  by  this  Agreement   are
subject to MICROLOG obtaining the following:

                    4.1.2.1 Shareholder Approval. The obligation of MICROLOG and TFX to complete the Second Closing contemplated by this Agreement is subject to MICROLOG obtaining prior shareholder approval of such transaction.

              4.1.3 Additional Conditions of the Second Closing. The obligation of TFX to complete the Second Closing contemplated by this Agreement is subject to the following additional condition:

                    4.1.3.1 Y2K Plan of Action. MICROLOG warrants that its computer software and related items of systems hardware are, or will be prior to year 2000, reasonably capable of accurately processing, managing and manipulating date/time data from, into and between the twentieth and twenty-first centuries, and the years 1999, 2000 and leap year calculations, and that the obligation of TFX to complete the Second Closing contemplated by this Agreement is subject to MICROLOG implementing such plan of Y2K compliance that is reasonably satisfactory to TFX.

         4.2 Representations and Warranties. The representations and warranties of MICROLOG contained in Article 5 shall be true at and as of the time of the Second Closing, and TFX shall receive a certificate to that effect signed by the Chairman and Chief Financial Officer of MICROLOG.

                                    ARTICLE 5

              Representations, Warranties and Covenants by MICROLOG

         MICROLOG represents, warrants and covenants as follows:

         5.1 Organization and Qualification. MICROLOG (i) is a corporation duly organized, validly existing and in good standing under the laws of Virginia and
(ii) has the corporate power, holds all necessary licenses and permits and is in all respects entitled to carry on its business as now being conducted. Neither the character of the properties owned or leased by MICROLOG nor the nature of its business makes qualification to do business as a foreign corporation in any other jurisdiction necessary. The copies (certified by MICROLOG'S Secretary) of such company's Articles of Incorporation and bylaws, each as amended to date, which have been delivered to TFX are correct as at the date of this Agreement.

         5.2 Capitalization. The authorized capital stock of MICROLOG consists of ten million (10,000,000) shares of common stock, par value $.01 per share and one million (1,000,000) shares of preferred stock, par value $.01 per share, of which 4,294,285 and 0 shares respectively are issued and outstanding. 601,870 of such issued shares are held by MICROLOG in its treasury. 1,832,370 shares of such authorized common stock are reserved for issuance pursuant to stock option plans, of which 1,468,846 shares are reserved for issuance pursuant to outstanding stock options. Upon shareholder approval of an amendment to MICROLOG's 1995 Employee Stock Option Plan, the number of shares of such authorized common stock reserved for issuance pursuant to stock option plans shall increase by 600,000. Except for such outstanding stock options, there are no outstanding options, warrants or other commitments of any character obligating MICROLOG to issue any shares of its capital stock or options or rights with respect thereto, and there are no existing or outstanding securities of MICROLOG or any of its Subsidiaries of any kind convertible into or exchangeable for shares of MICROLOG capital stock. There are not outstanding any obligations or commitments of MICROLOG or any of its Subsidiaries to purchase, redeem or otherwise acquire any outstanding shares of such company's capital stock, except as disclosed on the Schedule of Stock Options. Attached hereto as
Schedule 5.2 is a list of the MICROLOG shareholders of record as of April 29, 1999.

         5.3 Authorization of Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of MICROLOG and, except for the Shareholder approval required to consummate the Second Closing pursuant to
Section 4.1.2.1 hereof, the Shareholders of MICROLOG where required.

         5.4 No Violation of Law or Default by Execution and Performance of this Agreement. The execution, delivery and performance of this Agreement by MICROLOG will not violate any applicable law or constitute a default or result in a right of acceleration, termination or similar right by any party (or would, but for the passage of time or the giving of notice or both, constitute a default or result in such a right of acceleration, termination or similar right) under any contract, agreement or instrument to which MICROLOG is a party.

         5.5 Approvals and Consents. Except as set forth in the Schedule of Required Approvals and Consents, no approval, consent or authorization of, or declaration or filing with, any governmental or judicial authority or any other person is required in connection with the execution and delivery of this Agreement by MICROLOG or the performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

         5.6 Financial Statements. MICROLOG has delivered to TFX: (i) the balance sheets of MICROLOG as at October 31, 1998 and 1997 and the statements of profit and loss and of stockholders' equity of MICROLOG for the years ending on each such date, in each case certified by PricewaterhouseCoopers, MICROLOG'S independent accountants and (ii) the unaudited balance sheet of MICROLOG as of April 30, 1999 and the statement of profit and loss and of stockholders' equity of MICROLOG for the period then ended on such date (collectively, the "Interim Financial Statements"). (Such October 31, 1998 balance sheet is sometimes referred to herein as the "Balance Sheet" and October 31, 1998 as the "Balance Sheet Date.") All such audited financial statements are correct and complete; fairly present in all material respects the financial condition, assets and liabilities of MICROLOG as at the date thereof and the results of its operations for such periods; and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently maintained since the beginning of such periods. The Interim Financial Statements have been prepared in accordance with GAAP.

         5.7 No Undisclosed Liabilities. As at the Balance Sheet Date and the respective dates of the Interim Financial Statements, MICROLOG had no material liability or obligation of any nature, whether due or to become due, absolute, contingent or otherwise, including any liabilities for taxes (including any interest or penalties relating thereto) in respect of or measured by the income of MICROLOG for any period prior to the Balance Sheet Date, except to the extent reflected or reserved against in its Balance Sheet, the Interim Financial Statements or as disclosed by this Agreement. MICROLOG does not know or have any reasonable ground to know of any basis for the assertion against MICROLOG as at the Balance Sheet Date of any material liability of any nature or in any amount not fully reflected or reserved against in the Balance Sheet or disclosed by this Agreement.

         5.8  Licenses  and  Permits.   MICROLOG  has  all  permits,   licenses,
certificates of inspection and other authorizations necessary for or used to carry on its business as now being conducted, or to use and occupy the premise as now being used, which are required by presently effective laws, rules or regulations, the loss of which would have a material adverse effect.

         5.9 Compliance with Laws and Regulations., MICROLOG neither is nor has been (by virtue of any action, omission, occurrence of any event, existence of any circumstances or contract to which it is a party) in violation of any law, ordinance, regulation, order or decree (including, without limitation, all regulations of governmental agencies having jurisdiction or supervision over its business or properties), the violation of which may have a material adverse effect on the business, assets, condition or prospects of MICROLOG.

         5.10 Employee Benefit Plans. (a) MICROLOG is in compliance in all material respects with all laws, including ERISA and the Internal Revenue Code of 1986, as amended ("Code"), applicable to its employee benefit plans as defined in Section 3(3) of ERISA ("Benefit Plans"). Each Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and any related documents or agreements and the applicable provisions of ERISA and the Code.

                    (b) There are no pending audits or investigations by any governmental agency involving the Benefit Plans, and no threatened or pending claims (except for individual claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings involving any Benefit Plan, any fiduciary thereof or service provider thereto in connection with the Benefit Plan, nor to the knowledge of MICROLOG is there any reasonable basis for any such claim, suit or proceeding.

                    (c) Neither Seller nor any employee of Seller on behalf of Seller has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code, nor has any such person breached any duty imposed by Title I of ERISA, with respect to any Benefit Plan. To the knowledge of Seller, no other person has engaged in such a prohibited transaction or breach in connection therewith. Except for the 12,000 shares of MICROLOG common stock that the Microlog Corporation Money Purchase Pension Plan has invested in, none of the assets of any Benefit Plan is invested in any property constituting "employer real property" or an "employer security" within the meaning of Section 407 of ERISA.

         5.11 Material Contracts. MICROLOG has filed with the Securities and Exchange Commission (the "Exchange") all contracts required to be filed as material contracts under the rules and regulations promulgated by the Exchange (collectively, the "Material Contracts") True copies of all such Material Contracts have been made available to TFX. No event has occurred which constitutes a default or results in a right of acceleration, termination or any similar right by any party (or would, but for the passage of time or the giving of notice, constitute a default or result in such a right of acceleration, termination or similar right) under any Material Contract.

         5.12 Intellectual Property Rights.

              (a) The Schedule of Intellectual Property Rights contains a complete and accurate list of all patents and patent applications, copyright registrations, trademarks, service marks, trade names, and registrations and applications for registration of trademarks, service marks, trade names, trade dress used by MICROLOG ("the Intellectual Property Rights") specifying as to each such item, as applicable: (i) the owner of the item; (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, including the respective issuance, registration, or application number; (iii) the date of application and issuance or registration of trademarks or service marks and the class or classes of goods or services on which each such trademark or service mark is or is intended to be used.

              (b) The Schedule of Intellectual Property Rights contains a complete and accurate list of all licenses, sublicenses, consents and other agreements (whether written or otherwise) (i) pertaining to any patents, trademarks, service marks, trade names, trade dress, copyrights, trade secrets, computer software programs, or other intellectual property used in the conduct of the business, and (ii) by which MICROLOG licenses or authorizes a third person to use such intellectual property. MICROLOG is not in breach of or default under any such license or other agreement, except where such breach or default would not, individually or in the aggregate, have a material adverse effect upon MICROLOG and each such license or other agreement is now and immediately following the Closing will be valid and in full force and effect.

         5.13 Litigation. Except as set forth in the Schedule of Litigation, there is no litigation, proceeding or investigation pending, or to the knowledge of MICROLOG, threatened, against or affecting MICROLOG, whether or not fully covered by insurance.

         5.14 Absence of Creditors' Arrangements or Proceedings. MICROLOG has not made any arrangement with its creditors otherwise than in the ordinary course of its business, nor has any involuntary or voluntary proceeding been instituted against or by MICROLOG or relating to any of its property under any bankruptcy, insolvency or similar law.

         5.15 No Change in Contractual Relations. No person or entity dealing with MICROLOG has given it any oral or written notice that it intends to reduce or otherwise materially modify its business with MICROLOG, where such modification would have a material adverse effect on MIRCROLOG's business. No person having a Material Contract with MICROLOG has indicated that such person may breach, terminate or not renew such person's material contract.

         5.16 Minute Books, Stock Records, Officers, Directors. MICROLOG has made available for inspection by TFX the minute books and stock books of MICROLOG, which contain all of such corporation's minutes and stock records. Such minute books contain minutes of all meetings of the Board of Directors, committees of the Board of Directors and the shareholders of MICROLOG, and such minutes reflect all actions taken at such meetings that may have a material adverse effect on MICROLOG. The Schedule of Officers and Directors sets forth a complete list of all the current officers and directors of MICROLOG.

         5.17 Brokers. MICROLOG has not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Agreement.

         5.18 Full Disclosure. No representation or warranty by MICROLOG contained in this Agreement and no statement contained in any certificate or other instrument furnished or to be furnished to TFX pursuant hereto or in connection with the transactions contemplated hereby, including MICROLOG'g reports filed with the Exchange, taken collectively, contains or at the Closing will contain any untrue statement of a material fact, or omits or will omit at the Closing to state a material fact necessary to provide TFX with proper information as to MICROLOG and its affairs.


                                    ARTICLE 6

                              Corporate Governance

         6.1 Period of Effectiveness. Subject to completion of the Closings, the provisions of this Article 6 shall be in effect (the "Period of Effectiveness of this Article 6") from the date of the Second Closing until none of TFX, any successor to any part of its business or any assignee to whom TFX or any such successor shall have transferred its rights under this Agreement by a writing specifically referring to this Agreement (such successors and assigns are sometimes referred to herein as the "Contract Assigns of TFX") shall own a number of shares of Common Stock acquired pursuant hereto which shall equal 15% or more of the total number of shares of Common Stock issued and outstanding. Any transfer by TFX of its rights hereunder to a non-affiliate of TFX shall require the prior written consent of MICROLOG, which consent shall not be unreasonably withheld.

         6.2 Board of Directors. MICROLOG will take all such action as shall be necessary (or as any party hereto may reasonably request) to cause (a) one (1) of the directors of MICROLOG in office to be a person nominated by TFX upon consummation of the First Closing and (b) one (1) additional director of MICROLOG in office to be a person nominated by TFX upon consummation of the Second Closing.

         6.3 Board of Directors Approval by Super Majority Required for Certain Corporate Action. Without the prior approval of at least six (6) of its directors then in office (which number of directors required for approval shall be reduced during any period where there is a vacancy on the board of directors by one (1) director for each such vacancy), MICROLOG will not do any of the following:

              (a) Merger or Reorganization. Sell or otherwise dispose of all or any substantial part of its assets otherwise than in the ordinary course of business, or consolidate with or merge into any other corporation or permit any corporation to merge into it;

              (b) Issuance of Shares, Rights or Options. Issue any shares of capital stock or any securities exchangeable for or convertible into any such shares or any right or option to acquire any such shares or securities other than (i) up to 2,432,370 shares of common stock which may be issued pursuant to an Employee Stock Option Plan, (ii) up to 250,000 shares of common stock in connection with the proposed sale by MICROLOG of its European operations to Comsys International, B.V. and (iii) issuances in the ordinary course of MICROLOG's business;

              (c) Guarantees. Guarantee or otherwise assume liability for the indebtedness of another person or entity;

              (d) Dividends; Redemption or Other Acquisition of Shares of Capital Stock. Pay any dividend or other distribution in respect of any shares of its capital stock or redeem, purchase or otherwise acquire any such shares.

              (e) Amendment of Articles or Bylaws. Amend its Articles of Incorporation or bylaws.

              (f) Change Size of Board. Take any action to increase or decrease the number of persons constituting the entire Board of Directors from seven (7).

         6.4 Remedies. In the event of a breach or threatened breach of this Article, the remedy at law shall be inadequate, and TFX will be entitled to appropriate injunctive relief.

                                    ARTICLE 7

                         Shares Acquired for Investment

         7.1  TFX represents and warrants to MICROLOG as follows:

              (a) TFX is acquiring the shares of Common Stock in good faith solely for its own account, for investment only and without any view toward the resale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

              (b) TFX has such knowledge and experience in financial and business matters that TFX is capable of evaluating the merits and risks of its investment in the Common Stock. TFX understands and is able to bear any and all economic risks associated with such investment (including, without limitation, the necessity of holding such shares for an indefinite period of time, inasmuch as the shares have not been registered under the Securities Act, and of a total loss of the investment). TFX is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act. TFX confirms that the MICROLOG has made available to

TFX and its representatives and agents the opportunity to ask questions of the officers and management employees of the MICROLOG about the business and financial condition of the MICROLOG as TFX or its representatives have requested;

              (c) TFX understands that the Common Stock to be issued hereunder has not been registered under the Securities Act and is being offered and sold in reliance on specific exemptions from the registration requirements of U.S. securities laws and that MICROLOG is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of TFX set forth herein in order to determine the applicability of such exemptions and the TFX's suitability to acquire the Common Stock. TFX represents and warrants that the information contained herein is complete and accurate.

              (d) TFX acknowledges and hereby agrees that the certificate representing the Common Stock to be issued to TFX hereunder shall bear a legend substantially in the following form:

              The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, encumbered, pledged, hypothecated, sold, transferred or otherwise disposed of in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws. Microlog Corporation reserves the right prior to any such transfer to require delivery of an opinion of counsel satisfactory to it with respect to compliance with the foregoing restrictions.

         7.2  Demand for Registration.

              7.2.1 Demand Registration. At any time from and after the date hereof that MIRCOLOG becomes eligible to register the Common Stock under the Securities Act on a Form S-3 Registration Statement, TFX may request that MICROLOG effect one (1) (and only one) registration for resale on a Form S-3 Registration Statement by TFX of all of the shares of Common Stock that were issued hereunder to, and are then owned by, TFX (free and clear of all encumbrances) and that are not then eligible for resale pursuant to Rule 144 under the Securities Act (the "Registrable Securities").

              7.2.2 Demand Registration Procedure. Upon receipt of a request by TFX as set forth in section 7.2.1 above, MICROLOG agrees to use reasonable commercial efforts to: (i) prepare and file with the SEC, within sixty (60) days after receipt of such request, a Form S-3 Registration Statement providing for the registration of the Registrable Securities; (ii) keep such registration statement effective and current for a period of not less than sixty (60) days or such shorter period which will terminate when all of the Registrable Securities have been sold; and (iii) register or qualify the Registrable Securities under the securities or blue sky laws of such states as TFX shall reasonably request and do any and all other acts and things which may be necessary to enable TFX to complete any disposition in such jurisdiction of such Registrable

Securities; provided, however, that MICROLOG shall not for any such purpose be required to (a) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of these procedures, it is not then so qualified, (b) subject itself to taxation in any such jurisdiction, or (c) take any action which would subject it to consent to general or unlimited service of process in any such jurisdiction where it is not then so subject.

              7.2.3 Restrictions on Demand Registration. MICROLOG may delay the filing or effectiveness of the registration statement requested pursuant to this
Section 7.2 for a period of not less than ninety (90) days and not to exceed one hundred eighty (180) days after the date of receipt of a request for registration pursuant to this Section 7.2 if (i) at the time of such request MICROLOG is engaged, or has plans to engage within ninety (90) days of the date of receipt of such request, in a firm commitment underwritten public offering of primary shares of Common Stock in which TFX may include the Registrable Securities pursuant to Section 7.3 below or (ii) MICROLOG shall furnish to TFX a certificate signed by the chief executive officer of MICROLOG stating that, in the good faith judgment of the Board of Directors of MICROLOG, and with the concurrence of the investment banker, if any, that is then currently being advising MICROLOG, it would be seriously detrimental to MICROLOG and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement.

         7.3 Piggyback Registration.


             7.3.1 Right to Piggyback. If MICROLOG proposes to register any of its securities under the Securities Act (other than (i) registrations solely for the registration of shares in connection with an employee benefit plan or a merger or share exchange or consolidation and (ii) the registration pursuant to
Section 7.2), whether or not for sale for its own account, and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), MICROLOG will at each such time give prompt written notice to TFX of its intention to do so. Upon the written request of TFX made within thirty (30) days after the receipt of any such notice, MICROLOG will use reasonable commercial efforts to effect the registration of the Registrable Securities that TFX requests to be so registered on the same terms and conditions as the securities otherwise being sold in such registration, to the extent requisite to permit the disposition of such Registrable Securities. No registration effected under this Section 7.3.1 shall relieve MICROLOG of its obligation to effect one (1) registration upon request under Section 7.2 above.

              7.3.2 Priority in Piggyback Registrations. If (i) a registration pursuant to this Section 7.3 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of MICROLOG, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform MICROLOG in writing of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price to be received thereon, then MICROLOG will include in such registration, to the extent of the number which MICROLOG is so advised can be sold in (or during the time of) such offering, first, all securities proposed by MICROLOG to be sold for its own account or all securities (other than the Registrable Securities) proposed by MICROLOG to be sold for the account of the holders thereof, as the case may be, second, the Registrable Securities requested to be included in such registration, and third, other securities requested to be included in such registration.

         7.4 Termination of Registration Rights. In the event that either (i) all of the Registrable Securities become eligible for resale pursuant to Rule 144 under the Securities Act or (ii) the number of Registrable Securities owned beneficially and of record by TFX falls below 5% of the total number of shares of Common Stock issued and outstanding, then all registration rights pursuant to Sections 7.2 and 7.3 shall immediately terminate and be of no further force or effect.

                                    ARTICLE 8

                                 Indemnification

         MICROLOG shall indemnify and hold TFX harmless from and against any damage or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant contained in this Agreement or in any statement or certificate furnished or to be furnished to TFX pursuant hereto or in connection with the transactions contemplated hereby and any actions, judgments, costs and expenses incident to the foregoing.

                                    ARTICLE 9

                     Nature and Survival of Representations

         All statements contained in any certificate or other instrument delivered by or on behalf of MICROLOG pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by MICROLOG hereunder. All representations, warranties and agreements made by MICROLOG shall survive the Second Closing hereunder for a period of two (2) years.

                                   ARTICLE 10

                                  Governing Law

         This Agreement will be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

                                   ARTICLE 11

                         Parties in Interest; Assignment

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. TFX may assign this agreement to an affiliate.

                                   ARTICLE 12

                                     Notices

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed in the continental United States, first-class postage prepaid, to a party at the following address, or to such other address as such person may hereafter specify by notice:

         If to MICROLOG:

         Microlog Corporation
         20270 Goldenrod Lane
         Germantown, Maryland 20876-4070
         Attention:  Stephen Smith, President and Chief Executive Officer

         If to TFX:

         TFX Equities Incorporated
         1787 Sentry Parkway West
         Building 16, Suite 220
         Blue Bell, Pennsylvania 19422
         Attention:  John J. Sickler, President

                                   ARTICLE 13

                               Headings and Titles

         The headings and titles of Articles, Sections and the like in this Agreement are inserted for convenience of reference only, form no part of this Agreement and shall not be considered for purposes of interpreting the text hereof.

                                   ARTICLE 14

                                    Schedules

         Each Schedule referred to herein and listed in the Table of Contents hereof has been delivered by a party hereto and has been identified by a legend thereon referring to this Agreement, signed for purposes of such identification by representatives of MICROLOG and TFX.

                                   ARTICLE 15

                                  Modification

         Except as provided in Article 9, no amendment or modification of or supplement to this Agreement will be effective unless it is in writing and duly executed by the party to be charged thereunder.

                                   ARTICLE 16

                                  Counterparts

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            MICROLOG CORPORATION


                                            By: /s/ Steven R. Delmar
                                                ----------------------------
                                                Steven R. Delmar
                                                Executive Vice President and
                                                Chief Financial Officer


                                            TFX EQUITIES INCORPORATED


                                            By: /s/ John J. Sickler
                                                ---------------------------
                                                John J. Sickler
                                                President

                   SCHEDULE OF REQUIRED APPROVALS AND CONSENTS


1. The Shareholder Approval to the issuance and sale of the 1,812,104 shares of MICROLOG Common Stock at the Second Closing.

2. Consent of Silicon Valley Bank to the issuance and sale of the 1,812,104 shares of MICROLOG Common Stock at the Second Closing.